Exhibit 99.1

Contact: Brian Turner
Chief Financial Officer
425-943-8000

Media Contact: Marci Maule
Director Public Relations
425-943-8277

COINSTAR ANNOUNCES THIRD QUARTER RESULTS

BELLEVUE, Wash.—November 2, 2006—Coinstar, Inc. (NASDAQ: CSTR) today announced results for the three-month and nine-month periods ended September 30, 2006.

Highlights for the third quarter ended September 30, 2006, were as follows:

•	Revenue - $140.0 million

•	EBITDA - $28.2 million (see Appendix A)

•	Free cash flow - $17.5 million (see Appendix A)

•	Adjusted earnings per fully taxed, fully diluted share of $0.26 (see reconciliation below)

•	Net income of $5.3 million

Highlights for the nine months ended September 30, 2006, were as follows:

•	Revenue - $396.4 million

•	EBITDA - $78.9 million (see Appendix A)

•	Free cash flow - $47.3 million (see Appendix A)

•	Adjusted earnings per fully taxed, fully diluted share of $0.70 (see reconciliation below)

•	Net income of $13.6 million

Included in GAAP net income for the third quarter were certain non-cash charges including $1.7 million in amortization of intangible assets, $1.4 million in non-cash stock based compensation and our portion of the non-cash losses in investments in DVD kiosk companies, and amortization of financing fees totaling $0.6 million. Excluding these items, net of taxes, Coinstar, Inc. reported adjusted net income of $7.3 million. A reconciliation of GAAP earnings per share to adjusted earnings per share is as follows:

Quarter ended 9/30/06
GAAP fully taxed, fully diluted earnings per share	$0.19
Amortization of intangibles, net of tax	0.03
Stock based compensation, net of tax	0.03
Non-cash losses in investments in DVD kiosk companies and amortization of financing fees, net of tax	0.01

Adjusted fully taxed, fully diluted earnings per share	$0.26

Included in GAAP net income for the first nine months of 2006 were certain non-cash charges including $4.5 million in amortization of intangible assets, $0.8 million in amortization of financing fees, $4.3 million in non-cash stock based compensation, and our portion of the non-cash losses associated with our investments in DVD kiosk companies totaling $1.0 million. Excluding these items, net of taxes, Coinstar, Inc. reported adjusted net income of $19.6 million. A reconciliation of GAAP earnings per share to adjusted earnings per share is as follows:

Nine Months ended 9/30/06
GAAP fully taxed, fully diluted earnings per share	$0.49
Amortization of intangibles, net of tax	0.09
Stock based compensation expense, net of tax	0.09
Non-cash losses in investments in DVD kiosk companies and amortization of financing fees, net of tax	0.03

Adjusted fully taxed, fully diluted earnings per share	$0.70

At September 30, 2006, Coinstar, Inc. had approximately $71.6 million in cumulative net operating loss carryforwards. Although Coinstar recorded $4.1 million in tax expense for the third quarter, cash paid for taxes during the three-month period ended September 30, 2006, totaled only $382,000 as a result of these net operating loss carryforwards.

“We are pleased with our operating performance announced today and we credit a focus on integration and execution. Our third quarter, more than any other period during 2006, demonstrates significant progress in this regard as we’re beginning to realize previously announced cost savings.” Dave Cole, Chief Executive Officer of Coinstar, Inc. stated. “We continue to experience solid momentum as we introduce our 4th Wall management solution to new and existing retailers, and we are seeing an increasing number of customers embracing more than one Coinstar service. By continuing to execute this plan, we believe Coinstar is ideally positioned to grow its leadership position in the retail industry and drive substantial value for retailers and shareholders alike.”

Other Information

	Quarter ended 9/30/06	Quarter ended 9/30/05
Cash paid for capital expenditures (in thousands)	$9,040	$9,342
Installed Base
Coin	13,100	12,400
- Coin to card or e-certificate enabled	7,300	4,700
- E-payment enabled	3,100	4,100
Crane	31,000	24,000
Bulk heads and other	264,000	159,000
POSA terminals	19,500	17,800

Share Repurchase

For the three months ended September 30, 2006, Coinstar repurchased 105,918 shares of common stock at an average price of $26.62 per share. The aggregate expenditure during the quarter totaled $2.8 million.

Year to date, Coinstar has repurchased 333,925 shares of common stock at an average price of $24.02 per share. The aggregate expenditure for the year to date period totaled $8.0 million.

Fourth Quarter Expectations

Management estimates that revenue for the fourth quarter ending December 31, 2006, will range from $135 million to $145 million. Management estimates that for the fourth quarter ending December 31, 2006, GAAP earnings per fully taxed, fully diluted share will range from $0.10 to $0.17 and adjusted earnings per fully taxed, fully diluted share will range from $0.17 to $0.24.

Conference Call

A conference call to discuss the third quarter will be broadcast live over the Internet today, Thursday, November 2, 2006, at 5:00 p.m. Eastern Time. The Webcast will be hosted at the About Us – Investor Relations section of Coinstar’s Web site at www.coinstar.com.

About Coinstar, Inc.

Coinstar, Inc. (NASDAQ:CSTR) is a multi-national company offering a range of 4th Wall™ solutions for the retailers’ front of store consisting of self-service coin counting, electronic payment solutions, entertainment services, money transfer and self-service DVD rental. The company’s products and services can be found at more than 60,000 retail locations including supermarkets, drug stores, mass merchants, financial institutions, convenience stores and restaurants.

# # #

Certain statements in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “estimate,” “expect,” “intend,” “anticipate,” “goals,” variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. The forward-looking statements in this release include statements regarding Coinstar, Inc.’s anticipated growth and future operating results. Forward-looking statements are not guarantees of future performance and actual results may vary materially from the results expressed or implied in such statements. Differences may result from actions taken by Coinstar, Inc., as well as from risks and uncertainties beyond Coinstar, Inc.’s control. Such risks and uncertainties include, but are not limited to, the effect of and financing of recent acquisitions, the ability to successfully integrate acquired businesses, the ability to bring new and repeat customers to Coinstar® machines, the ability to obtain new agreements with potential retailers for the installation of Coinstar machines and the retention of the current agreements with our existing retailers on terms that are not materially adverse to Coinstar, Inc., and legal or governmental regulatory action and uncertainties relating to the ultimate success of new business initiatives. The foregoing list of risks and uncertainties is illustrative, but by no means exhaustive. For more information on factors that may affect future performance, please review “Risk Factors” described in Item 1A of Part II of our most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission. These forward-looking statements reflect Coinstar, Inc.’s expectations as of the date of this release. Coinstar, Inc. undertakes no obligation to update the information provided herein.

Appendix A

(in thousands unless otherwise noted)

Non GAAP measures

Non GAAP measures are provided as a complement to results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Non GAAP measures are not a substitute for measures computed in accordance with GAAP. Definitions of such non GAAP measurements are provided below. These definitions are provided to allow the reader to reconcile non GAAP data to that presented in accordance with GAAP. Our non GAAP measures may be different from the presentation of financial information by other companies.

EBITDA represents earnings before net interest expense, income taxes, depreciation, amortization and other. We believe EBITDA is an important non GAAP measure as it provides useful information regarding our ability to service, incur or pay down indebtedness and for purposes of calculating certain debt covenants. In addition, management uses such non GAAP measures internally to evaluate the Company’s performance and manage its operations. See below for reconciliation of most comparable GAAP measurements to EBITDA.

	Quarter ended 09/30/06	Nine Months ended 09/30/06
Net income	$5,289	$13,587
Depreciation, amortization and other	15,071	44,062
Interest expense, net	3,712	10,657
Early retirement of debt	—	238
Income taxes	4,144	10,384

EBITDA	$28,216	$78,928

Free cash flow: we believe free cash flow is an important non GAAP measure as it provides useful cash flow information regarding our ability to service, incur or pay down indebtedness and repurchase our common stock. We use free cash flow as a measure to reflect cash available to service our debt as well as to fund our discretionary and non-discretionary expenditures. Free cash flow may be reconciled from net cash provided by operating activities, the most directly comparable GAAP measure, as follows:

	Quarter ended 09/30/06	Nine Months ended 09/30/06
Net cash provided by operating activities	$25,693	$68,065
Changes in operating assets and liabilities, net of acquisitions	802	4,094
Cash paid for capital expenditures	(9,040)	(24,904)

FREE CASH FLOW	$17,455	$47,255

Adjusted earnings per share: we believe adjusted earnings per share is an important non GAAP measure as it provides useful information about our results from operations excluding certain non-cash charges. We believe this measure provides an important comparison to prior period earnings and is representative of our operating results.

Coinstar, Inc.

Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three months ended		Nine months ended
	Sept. 30, 2006	Sept. 30, 2005	Sept. 30, 2006	Sept. 30, 2005
REVENUE	$140,036	$118,707	$396,395	$334,132
EXPENSES:
Direct operating	90,719	78,022	263,455	225,291
Marketing	4,626	2,785	8,939	5,717
Research and development	1,457	1,445	4,091	4,270
General and administrative	14,654	9,546	41,231	26,825
Depreciation and other	13,410	11,696	39,564	33,460
Amortization of intangible assets	1,661	1,140	4,498	3,275

Income from operations	13,509	14,073	34,617	35,294
OTHER INCOME (EXPENSE):
Interest income and other, net	487	345	1,378	1,050
Interest expense	(4,120)	(3,353)	(11,838)	(9,303)
Income (loss) from equity investments	(443)	127	52	442
Early retirement of debt	—	—	(238)	—

Income before income taxes	9,433	11,192	23,971	27,483
Income taxes	(4,144)	(4,372)	(10,384)	(10,730)

NET INCOME	$5,289	$6,820	$13,587	$16,753

NET INCOME PER SHARE:
Basic	$0.19	$0.27	$0.49	$0.66
Diluted	$0.19	$0.27	$0.49	$0.65
WEIGHTED SHARES OUTSTANDING:
Basic	27,607	25,491	27,692	25,372
Diluted	27,910	25,685	27,977	25,637

Coinstar, Inc.

Non GAAP Consolidated Statements of Operations

Excluding Stock Based Compensation Expense*

(in thousands, except per share data)

(unaudited)

Income from operations before stock based compensation expense is a financial measure we use to evaluate the underlying results and operating performance of our business. The difference between income from operations (the most comparable GAAP measure) and income from operations before stock based compensation expense (the non GAAP measure) reflects the impact of adopting SFAS 123(R) on the current period results. We believe income from operations before stock based compensation expense is a useful measure that allows investors to draw comparisons between operating results reported prior to adoption of SFAS 123(R) and the current period which may mask underlying trends and make it difficult to give investors perspective on underlying business results.

	Three months ended Sept. 30, 2006				Three months ended Sept. 30, 2005
	GAAP Results	Stock Based Compensation Expense*		Pro Forma Results
REVENUE	$140,036	$		$140,036	$118,707
EXPENSES:
Direct operating	90,719		(249)	90,470	78,022
Marketing	4,626		(35)	4,591	2,785
Research and development	1,457		(78)	1,379	1,445
General and administrative	14,654		(870)	13,784	9,546
Depreciation and other	13,410			13,410	11,696
Amortization of intangible assets	1,661			1,661	1,140

Income from operations	13,509		1,232	14,741	14,073
OTHER INCOME (EXPENSE):
Interest income and other, net	487			487	345
Interest expense	(4,120)			(4,120)	(3,353)
Income (loss) from equity investments	(443)			(443)	127
Early retirement of debt	—			—	—

Income before income taxes	9,433		1,232	10,665	11,192
Income taxes	(4,144)		(294)	(4,438)	(4,372)

NET INCOME	$5,289		$938	$6,227	$6,820

NET INCOME PER SHARE:
Basic	$0.19			$0.23	$0.27
Diluted	$0.19			$0.22	$0.27

*	Stock-based compensation expense represents the incremental expense recorded as a result of adopting SFAS 123(R), Share-Based Payment.

Coinstar, Inc.

Consolidated Balance Sheets

(in thousands)

(unaudited)

	Sept. 30, 2006	December 31, 2005
CURRENT ASSETS:
Cash and cash equivalents	$30,737	$45,365
Cash in machine or in transit	61,380	60,070
Cash being processed	69,992	69,832
Trade accounts receivable, net of allowance for doubtful accounts of $955 and $469 at Sept. 30, 2006 and December 31, 2005, respectively	16,183	9,046
Inventory	38,748	31,234
Deferred income taxes	16,441	17,330
Prepaid expenses and other current assets	11,961	11,020

Total current assets	245,442	243,897
PROPERTY AND EQUIPMENT, NET	151,620	148,811
DEFERRED INCOME TAXES	216	5,385
OTHER ASSETS	4,469	5,392
EQUITY INVESTMENTS	19,284	19,966
INTANGIBLE ASSETS, NET	44,514	40,139
GOODWILL	206,818	179,811

TOTAL ASSETS	$672,363	$643,401

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$43,513	$34,760
Accrued liabilities payable to retailers	76,582	77,175
Other accrued liabilities	35,756	26,941
Current portion of long-term debt and capital lease obligations	7,903	3,850

Total current liabilities	163,754	142,726
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS	193,490	206,628
DEFERRED TAX LIABILITY	6,061	—

Total liabilities	363,305	349,354
STOCKHOLDERS’ EQUITY:
Common stock	337,571	328,951
Retained earnings (accumulated deficit)	429	(13,158)
Treasury stock	(30,806)	(22,783)
Accumulated other comprehensive income	1,864	1,037

Total stockholders’ equity	309,058	294,047

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$672,363	$643,401

COINSTAR, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Nine Month Periods Ended September 30,
	2006	2005
OPERATING ACTIVITIES:
Net income	$13,587	$16,753
Adjustments to reconcile income to net cash provided by operating activities:
Depreciation and other	39,564	33,460
Amortization of intangible assets	4,498	3,275
Amortization of deferred financing fees	570	582
Loss on early retirement of debt	238	—
Non-cash stock-based compensation	4,313	242
Deferred income taxes	8,827	9,620
Income from equity investments	(52)	(442)
Return on equity investments	720	628
Other	(106)	(14)
Cash provided (used) by changes in operating assets and liabilities, net of effects of business acquisitions:
Accounts receivable	(3,318)	(1,651)
Inventory	(8,705)	(783)
Prepaid expenses and other current assets	(1,081)	(160)
Other assets	119	51
Accounts payable	6,059	(168)
Accrued liabilities payable to retailers	(2,650)	(4,252)
Other accrued liabilities	5,482	(277)

Net cash provided by operating activities	68,065	56,864
INVESTING ACTIVITIES:
Purchase of available-for-sale securities	—	(2,000)
Purchase of property and equipment	(24,904)	(34,327)
Acquisitions, net of cash acquired of $2,801 in 2006 and $0 in 2005, respectively	(30,547)	(18,586)
Proceeds from sale of fixed assets	170	110
Issuance of note receivable	—	(1,500)

Net cash used by investing activities	(55,281)	(56,303)
FINANCING ACTIVITIES:
Principal payments on long-term debt and capital lease obligations	(22,418)	(2,750)
Proceeds from exercise of stock options and issuance of shares under employee stock purchase plan	2,719	3,090
Repurchase of common stock	(8,023)	—

Net cash (used by) provided by financing activities	(27,722)	340
Effect of exchange rate changes on cash	1,780	(1,380)

NET DECREASE IN CASH AND CASH EQUIVALENTS, CASH IN MACHINE OR IN TRANSIT, AND CASH BEING PROCESSED	(13,158)	(479)
CASH AND CASH EQUIVALENTS, CASH IN MACHINE OR IN TRANSIT, AND CASH BEING PROCESSED:
Beginning of period	175,267	156,787

End of period	$162,109	$156,308

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest	$11,075	$8,512
Cash paid during the period for income taxes	1,404	1,074
SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Purchase of vehicles financed by capital lease obligations	$13,149	$1,710
Common stock issued in conjunction with acquisition, net of issue costs of $44 in 2005	—	1,183
Accrued acquisition costs	331	—